SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 2, 2000
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                      MGI PROPERTIES LIQUIDATING TRUST
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    (Exact name of registrant as specified in its charter)


    Massachusetts                   1-6833           04-3532592
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)


           50 Congress Street, Suite 222, Boston, Massachusetts 02109
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (617) 248-2300
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Item 5.  Other Events.

                  On October 3,2000, MGI Properties Liquidating Trust (the "Liquidating Trust") announced that MGI Properties terminated its existence as of September 30, 2000, and MGI Properties' remaining assets, consisting of cash and three properties, and liabilities, were transferred to the Liquidating Trust. The Liquidating Trust also announced that MGI Properties filed a Form 15 with the Securities and Exchange Commission to terminate the registration of its Common Shares under the Securities Exchange Act of 1934. For additional information, reference is made to the news release which is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

         (c) Exhibits

         Exhibit No.                   Exhibit
         -----------                   -------

           99.1            Press Release dated October 2, 2000.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MGI PROPERTIES LIQUIDATING TRUST
                                       --------------------------------
                                       (Registrant)



Dated: October 16, 2000                By: /s/ Phillip C. Vitali
                                           -----------------------------
                                           Name: Phillip C. Vitali
                                           Title: Executive Vice President
                                                  and Treasurer




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                                  EXHIBIT INDEX


99.1              Press Release dated October 2, 2000.